UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2015

PROPEL MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55360	47-2133177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd, Suite 2620, Jersey City, New Jersey 07310

(Address of Principal Executive Offices) (Zip Code)

(201) 539-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2015, Propel Media, Inc., formerly known as Kitara Holdco Corp. (“Propel”), entered into a Second Amendment (the “Amendment”) to the Unit Exchange Agreement (the “Exchange Agreement”), dated as of October 10, 2014, by and among Propel, Kitara Media Corp. (“Kitara”), Future Ads LLC (“Future Ads”), and the former members of Future Ads (the “Transferors”).

As previously reported, on January 28, 2015, Propel consummated the transactions contemplated by the Exchange Agreement and by the Agreement and Plan of Reorganization (the “Reorganization Agreement”), dated as of October 10, 2014, by and among Kitara, Propel, and Kitara Merger Sub, Inc. Upon consummation of such transactions, (i) Kitara and Future Ads became wholly-owned subsidiaries of Propel, (ii) the former stockholders of Kitara and certain of the Transferors became stockholders of Propel and (iii) Propel became the new publicly traded company.

The Exchange Agreement provided that the consideration payable to the Transferors was subject to a post-closing adjustment based on the working capital and indebtedness of Future Ads and the working capital of Kitara as of the closing. Propel believes that the adjustment will result in an additional cash payment to certain of the Transferors, although the size of the adjustment has not been finally determined in accordance with the Exchange Agreement.

The Amendment modifies the payment date for the adjustment by extending such date to April 10, 2016, but allows the party paying the adjustment to make the payment prior to such date, if it so elects in its sole discretion. The Amendment also permits the party receiving payment of the adjustment, in its sole discretion, to further defer payment of the adjustment beyond April 10, 2016. The Amendment was entered into by the parties to provide Propel with additional flexibility with respect to its payment obligations during the next twelve months.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as an exhibit hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Second Amendment, dated as of April 29, 2015, to the Unit Exchange Agreement, dated as of October 10, 2014, by and among Kitara Media Corp., Propel Media, Inc., formerly known as Kitara Holdco Corp., Future Ads LLC, Lowenstein Enterprises Corporation, Family Trust of Jared L. Pobre U/A DTD 12/13/2004, Newport Holding Trust and Neptune Capital Trust.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2015

PROPEL MEDIA, INC.

By:	/s/ Robert Regular
Name: Robert Regular
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Second Amendment, dated as of April 29, 2015, to the Unit Exchange Agreement, dated as of October 10, 2014, by and among Kitara Media Corp., Propel Media, Inc., formerly known as Kitara Holdco Corp., Future Ads LLC, Lowenstein Enterprises Corporation, Family Trust of Jared L. Pobre U/A DTD 12/13/2004, Newport Holding Trust and Neptune Capital Trust.

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